Exhibit 99.1

FULTON FINANCIAL
CORPORATION

FOR IMMEDIATE RELEASE
Media Contact: Laura Wakeley (717) 291-2616
Investor Contact: Matt Jozwiak (717) 327-2657

Fulton Financial Corporation Announces Second Quarter 2022 Results

(July 19, 2022) – Lancaster, PA – Fulton Financial Corporation (NASDAQ:FULT) (“Fulton” or the “Corporation”) reported net income available to common shareholders of $67.4 million, or $0.42 per diluted share, for the second quarter of 2022, an increase of $5.7 million, or 9.2%, in comparison to the first quarter of 2022. The Corporation reported net income available to common shareholders of $129.2 million, or $0.80 per diluted share, for the six months ended June 30, 2022, a decrease of $3.7 million or 2.8%, in comparison to the six months ended June 30, 2021.

"Overall, we are pleased with Fulton's performance and results for the second quarter. Loan originations were strong, we began to see the positive impact of rising interest rates, and fee income was solid despite headwinds in mortgage banking and our wealth management businesses," said E. Philip Wenger, Chairman and CEO. "On the corporate front, we completed our acquisition of Prudential Bancorp, Inc., which was a very important milestone for us, and we published our first Corporate Social Responsibility report highlighting the positive impact our company and our team are making in the communities we serve."

Net Interest Income and Balance Sheet

Net interest income for the second quarter of 2022 was $178.8 million, an increase of $17.5 million in comparison to the first quarter of 2022. The net interest margin for the second quarter of 2022 increased 26 basis points, to 3.04%, from 2.78% in the first quarter of 2022.

The linked-quarter increase in net interest income was primarily due to rising interest rates resulting in increases in interest income from net loans, investment securities and other interest-earning assets of $14.6 million, $1.8 million and $1.1 million, respectively. An increase in the average balances for net loans and investment securities of $254.1 million and $172.1 million, respectively, also contributed to the increase in interest income. Interest expense from interest-bearing liabilities for the second quarter of 2022 declined by $0.2 million compared to the first quarter of 2022.

For the second quarter of 2022, net interest income was $178.8 million, an increase of $16.4 million, or 10.1%, in comparison to the second quarter of 2021 primarily driven by higher interest rates resulting in an increase in interest income from net loans of $9.2 million. Additionally, the year-over-year increase of

$807.2 million in average investment securities resulted in an increase of $4.7 million in interest income for the second quarter of 2022 compared to the second quarter of 2021.

Total average interest-earning assets for the second quarter of 2022 were $24.0 billion, an increase of $90.9 million from the first quarter of 2022, primarily driven by the aforementioned increases in average net loans of $254.1 and average investment securities of $172.1 million, partially offset by a decrease in other interest-earning assets of $319.9 million.

Total average interest-earning assets for the second quarter of 2022 decreased by $295.2 million from the second quarter of 2021. Average net loans for the second quarter of 2022 were $18.6 billion    , a decrease of $269.4 million from the same period in 2021. Included in average net loans for the second quarter of 2022 were Paycheck Protection Program ("PPP") loans with an average balance of $114.8 million, a decrease of $1.4 billion from the second quarter of 2021. The decrease in average PPP loans for the second quarter of 2022 was partially offset by increases in average residential mortgage loans, average commercial mortgage loans, average real estate construction loans and average commercial and industrial loans of $656.0 million, $162.8 million, $134.5 million and $119.8 million, respectively. Average investment securities increased $807.2 million, for the second quarter of 2022 compared to the second quarter of 2021.

Total average interest-bearing liabilities decreased $202.8 million, to $14.9 billion, in the second quarter of 2022 compared to the first quarter of 2022, driven by decreases of $88.8 million, $67.0 million and $52.9 million in average time deposits, average demand deposits and average long-term borrowings, respectively.

Total average interest-bearing liabilities for the second quarter of 2022 decreased $822.8 million from the second quarter of 2021, driven by decreases in average balances of $685.8 million, $69.8 million and $67.2 million in total interest-bearing deposits, long-term borrowings and short-term borrowings, respectively.

Asset Quality

In the second quarter of 2022, a provision for credit losses of $1.5 million was recorded, as compared to a negative provision for credit losses of $7.0 million in the first quarter of 2022, and a negative provision for credit losses of $3.5 million in the second quarter of 2021. The provision for credit losses for the second quarter of 2022 was recorded to adjust the allowance for credit losses as a result of strong loan growth during the quarter as well as the economic outlook.

Non-performing assets were $178.3 million, or 0.71% of total assets, at June 30, 2022, compared to $163.0 million, or 0.64% of total assets at March 31, 2022, and $156.5 million, or 0.60% of total assets, at June 30, 2021.

Annualized net charge-offs (recoveries) for the quarter ended June 30, 2022, were (0.08)% of total average loans, compared to (0.02%) and 0.15% for the quarters ended March 31, 2022 and June 30, 2021, respectively.

Non-interest Income

Non-interest income before investment securities gains in the second quarter of 2022 was $58.4 million, an increase of $3.1 million, or 5.7%, from the first quarter of 2022. The increase in non-interest income was driven by increases of $2.1 million in fee income from commercial customer interest rate swaps, $1.3 million in commercial banking merchant and card revenues and $0.8 million in consumer banking fees, partially offset a decrease of $1.2 million in wealth management revenues.

Compared to the second quarter of 2021, non-interest income before investment securities gains in the second quarter of 2022 increased $6.5 million, or 12.6%, from $51.9 million. The increase in non-interest income was primarily due to increases of $2.2 million in fee income from commercial customer interest rate swaps, $1.6 million in consumer banking fees, $0.9 million in mortgage banking income, $0.7 million in cash management fees, $0.6 million in wealth management revenues and $0.6 million in commercial banking merchant and card revenues.

Non-interest Expense

Non-interest expense, excluding merger-related expenses, was $148.7 million in the second quarter of 2022, an increase of $3.1 million, or 2.1%, compared to the first quarter of 2022. The increase was primarily due to a $1.0 million decrease in net gains on the sale of owned-fixed assets and an increase of $0.5 million in state taxes, both reflected in other expense, and a $0.9 million increase in salaries and employee benefits primarily due to merit increases and one additional day in the quarter. Included in non-interest expense for the second quarter of 2022 was $1.0 million of merger-related expenses associated with the acquisition of Prudential Bancorp, Inc., compared to $0.4 million in the first quarter of 2022.

Compared to the second quarter of 2021, non-interest expense, excluding merger-related expenses of $1.0 million, increased $7.9 million, or 5.6%, in the second quarter of 2022, primarily due to increases of $7.0 million in salaries and employee benefits and $1.1 million in net occupancy expense.

Income Tax Expense

For the second quarter of 2022, the effective tax rate was 18.6%, compared to 17.6% for the full-year of 2021.

Additional information on Fulton is available on the Internet at www.fultonbank.com.

Safe Harbor Statement

This press release may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," “projects,” the negative of these terms and other comparable terminology. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, including future credit losses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021, Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and other current and periodic reports, which have been or will be filed with the Securities and Exchange Commission (the "SEC") and are or will be available in the Investor Relations section of the Corporation's website (www.fultonbank.com) and on the SEC's website (www.sec.gov).

Non-GAAP Financial Measures

The Corporation uses certain financial measures in this press release that have been derived from methods other than Generally Accepted Accounting Principles ("GAAP"). These non-GAAP financial measures are reconciled to the most comparable GAAP measures in tables at the end of this press release.

FULTON FINANCIAL CORPORATION
SUMMARY CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
in thousands, except per-share data and percentages
	Three months ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30
	2022	2022	2021	2021	2021
Ending Balances
Investments	$4,117,801	$4,288,674	$4,167,774	$4,000,760	$3,921,658
Net loans	18,920,950	18,476,119	18,325,350	18,269,407	18,586,756
Total assets	25,252,686	25,598,310	25,796,398	26,390,832	26,079,774
Deposits	21,143,866	21,541,174	21,573,499	22,074,041	21,724,312
Shareholders' equity	2,471,093	2,569,535	2,712,680	2,699,818	2,692,958

Average Balances
Investments	$4,216,507	$4,228,827	$3,980,045	$3,914,627	$3,670,333
Net loans	18,637,175	18,383,118	18,220,550	18,414,153	18,906,556
Total assets	25,578,432	25,622,462	26,136,536	26,440,876	26,017,542
Deposits	21,523,713	21,480,183	21,876,938	22,123,480	21,765,601
Shareholders' equity	2,531,346	2,688,834	2,713,198	2,722,833	2,669,413

Income Statement
Net interest income	$178,831	$161,310	$165,613	$171,270	$162,399
Provision for credit losses	1,500	(6,950)	(5,000)	(600)	(3,500)
Non-interest income	58,391	55,256	63,881	62,577	51,890
Non-interest expense	149,730	145,978	154,019	144,596	140,831
Income before taxes	85,992	77,538	80,475	89,851	76,958
Net income available to common shareholders	67,427	61,726	59,325	73,021	62,402
Pre-provision net revenue(1)	89,384	71,842	77,837	90,947	75,575

Per Share
Net income available to common shareholders (basic)	$0.42	$0.38	$0.37	$0.45	$0.38
Net income available to common shareholders (diluted)	$0.42	$0.38	$0.37	$0.45	$0.38
Cash dividends	$0.15	$0.15	$0.22	$0.14	$0.14
Common shareholders' equity	$14.15	$14.79	$15.70	$15.53	$15.34
Common shareholders' equity (tangible)(1)	$10.81	$11.44	$12.35	$12.21	$12.05
Weighted average shares (basic)	160,920	160,588	161,210	162,506	162,785
Weighted average shares (diluted)	162,075	161,911	162,355	163,456	163,858

(1) Non-GAAP financial measure. Refer to the calculation on the page titled “Reconciliation of Non-GAAP Measures” at the end of this press release.

	Three months ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30
	2022	2022	2021	2021	2021
Asset Quality
Net (recoveries) charge offs to average loans (annualized)	(0.08)%	(0.02)%	0.07%	(0.05)%	0.15%
Non-performing loans to total loans	0.92%	0.87%	0.83%	0.82%	0.83%
Non-performing assets to total assets	0.71%	0.64%	0.60%	0.58%	0.60%
ACL - loans(2) to total loans	1.31%	1.32%	1.36%	1.41%	1.37%
ACL - loans(2) to non-performing loans	143%	151%	164%	171%	166%

Asset Quality, excluding PPP(1)(3)
Net (recoveries) charge offs to adjusted average loans (annualized)	(0.08)%	(0.02)%	0.07%	(0.05)%	0.16%
Non-performing loans to total adjusted loans	0.92%	0.88%	0.84%	0.85%	0.88%
ACL - loans(2) to total adjusted loans	1.32%	1.33%	1.38%	1.45%	1.46%

Profitability
Return on average assets	1.10%	1.02%	0.94%	1.13%	1.00%
Return on average assets, excluding merger-related expenses(1)	1.11%	1.02%	0.94%	1.13%	1.00%
Return on average common shareholders' equity	11.57%	10.03%	9.34%	11.45%	10.11%
Return on average common shareholders' equity (tangible)(1)	15.23%	12.88%	11.89%	14.56%	12.93%
Net interest margin	3.04%	2.78%	2.77%	2.82%	2.73%
Efficiency ratio(1)	61.4%	65.8%	65.2%	60.3%	63.8%
Non-interest expenses to total average assets	2.35%	2.31%	2.34%	2.17%	2.17%
Non-interest expenses to total average assets(1)	2.32%	2.29%	2.30%	2.14%	2.14%

Capital Ratios
Tangible common equity ratio ("TCE")(1)	7.0%	7.3%	7.8%	7.6%	7.7%
TCE ratio, (excluding AOCI)(1)(5)	8.2%	7.9%	7.8%	7.5%	7.5%
Tier 1 leverage ratio(4)	9.1%	8.9%	8.6%	8.4%	8.5%
Common equity Tier 1 capital ratio(4)	10.0%	10.0%	9.9%	10.1%	10.0%
Tier 1 risk-based capital ratio(4)	10.9%	10.9%	10.9%	11.1%	11.0%
Total risk-based capital ratio(4)	13.8%	13.8%	14.1%	14.4%	14.5%

(1) Non-GAAP financial measure. Refer to the calculation on the page titled "Reconciliation of Non-GAAP Measures" at the end of this press release.
(2) "ACL - loans" relates to the allowance for credit losses ("ACL") specifically on "Net Loans" and does not include the ACL related to off-balance-sheet ("OBS") credit exposures.
(3) Asset quality information excluding PPP loans.
(4) Regulatory capital ratios as of June 30, 2022 are preliminary and prior periods are actual.
(5) Tangible common equity ("TCE") ratio, excluding accumulated other comprehensive income ("AOCI")

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
						% Change from
	June 30	Mar 31	Dec 31	Sep 30	June 30	Mar 31	Jun 30
	2022	2022	2021	2021	2021	2022	2021
ASSETS
Cash and due from banks	$158,605	$161,462	$172,276	$260,564	$143,002	(1.8)%	10.9%
Other interest-earning assets	383,715	1,054,232	1,523,973	2,271,738	1,823,688	(63.6)%	(79.0)%
Loans held for sale	17,528	27,675	35,768	43,123	41,924	(36.7)%	(58.2)%
Investment securities	4,117,801	4,288,674	4,167,774	4,000,760	3,921,658	(4.0)%	5.0%
Net loans	18,920,950	18,476,119	18,325,350	18,269,407	18,586,756	2.4%	1.8%
Less: ACL - loans(1)	(248,564)	(243,705)	(249,001)	(256,727)	(255,032)	(2.0)%	(2.5)%
Loans, net	18,672,386	18,232,414	18,076,349	18,012,680	18,331,724	2.4%	1.9%
Net, premises and equipment	211,639	218,257	220,357	228,179	228,353	(3.0)%	(7.3)%
Accrued interest receivable	64,457	55,102	57,451	57,902	63,232	17.0%	1.9%
Goodwill and intangible assets	537,700	537,877	538,053	536,697	536,847	—%	0.2%
Other assets	1,088,855	1,022,617	1,004,397	979,189	989,346	6.5%	10.1%
Total Assets	$25,252,686	$25,598,310	$25,796,398	$26,390,832	$26,079,774	(1.4)%	(3.2)%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$21,143,866	$21,541,174	$21,573,499	$22,074,041	$21,724,312	(1.8)%	(2.7)%
Short-term borrowings	456,185	452,440	416,764	468,967	533,749	0.8%	(14.5)%
Other liabilities	624,412	478,667	472,110	520,620	501,542	30.4%	24.5%
Long-term borrowings	557,130	556,494	621,345	627,386	627,213	0.1%	(11.2)%
Total Liabilities	22,781,593	23,028,775	23,083,718	23,691,014	23,386,816	(1.1)%	(2.6)%
Shareholders' equity	2,471,093	2,569,535	2,712,680	2,699,818	2,692,958	(3.8)%	(8.2)%
Total Liabilities and Shareholders' Equity	$25,252,686	$25,598,310	$25,796,398	$26,390,832	$26,079,774	(1.4)%	(3.2)%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$7,417,036	$7,289,376	$7,279,080	$7,145,115	$7,152,932	1.8%	3.7%
Commercial and industrial	4,098,552	3,992,285	3,906,791	3,863,154	3,870,462	2.7%	5.9%
Real estate - residential mortgage	4,203,827	3,946,741	3,846,750	3,719,684	3,555,897	6.5%	18.2%
Real estate - home equity	1,108,808	1,098,171	1,118,248	1,126,628	1,136,128	1.0%	(2.4)%
Real estate - construction	1,177,446	1,210,340	1,139,779	1,111,487	1,070,755	(2.7)%	10.0%
Consumer	538,747	481,551	464,657	458,595	448,433	11.9%	20.1%
Equipment lease financing	254,897	253,521	236,344	242,967	252,158	0.5%	1.1%
Other(2)	49,214	39,857	32,448	11,330	(14,410)	23.5%	N/M
Net loans before PPP	18,848,527	18,311,842	18,024,097	17,678,960	17,472,355	2.9%	7.9%
PPP	72,423	164,277	301,253	590,447	1,114,401	(55.9)%	(93.5)%
Total Net Loans	$18,920,950	$18,476,119	$18,325,350	$18,269,407	$18,586,756	2.4%	1.8%
Deposits, by type:
Noninterest-bearing demand	$7,530,777	$7,528,391	$7,370,963	$7,434,155	$7,442,132	—%	1.2%
Interest-bearing demand	5,403,805	5,625,286	5,819,539	6,187,096	5,795,404	(3.9)%	(6.8)%
Savings	6,406,051	6,479,196	6,403,995	6,401,619	6,276,554	(1.1)%	2.1%
Total demand and savings	19,340,633	19,632,873	19,594,497	20,022,870	19,514,090	(1.5)%	(0.9)%
Brokered	243,172	248,833	251,526	262,617	277,444	(2.3)%	(12.4)%
Time	1,560,061	1,659,468	1,727,476	1,788,554	1,932,778	(6.0)%	(19.3)%
Total Deposits	$21,143,866	$21,541,174	$21,573,499	$22,074,041	$21,724,312	(1.8)%	(2.7)%
Short-term borrowings, by type:
Customer funding	$436,185	$452,440	$416,764	$468,967	$533,749	(3.6)%	(18.3)%
Federal funds purchased	20,000	—	—	—	—	N/M	N/M
Total Short-Term Borrowings	$456,185	$452,440	$416,764	$468,967	$533,749	0.8%	(14.5)%

(1) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.
(2) Consists of overdrafts and net origination fees and costs.
N/M - Not meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands
	Three Months Ended					% Change from		Six Months Ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	June 30	June 30
	2022	2022	2021	2021	2021	2022	2021	2022	2021	% Change
Interest Income:
Interest income	$190,299	$173,001	$177,724	$184,079	$176,673	10.0%	7.7%	$363,300	$361,609	0.5%
Interest expense	11,468	11,691	12,111	12,809	14,274	(1.9)%	(19.7)%	23,159	34,762	(33.4)%
Net Interest Income	178,831	161,310	165,613	171,270	162,399	10.9%	10.1%	340,141	326,847	4.1%
Provision for credit losses	1,500	(6,950)	(5,000)	(600)	(3,500)	121.6%	142.9%	(5,450)	(9,000)	39.4%
Net Interest Income after Provision	177,331	168,260	170,613	171,870	165,899	5.4%	6.9%	345,591	335,847	2.9%
Non-Interest Income:
Commercial banking:
Merchant and card	7,355	6,097	6,588	6,979	6,786	20.6%	8.4%	13,452	12,554	7.2%
Cash management	6,062	5,428	5,318	5,285	5,341	11.7%	13.5%	11,490	10,262	12.0%
Capital markets	3,893	1,676	2,982	2,063	1,536	132.3%	N/M	5,569	4,336	28.4%
Other commercial banking	3,049	2,807	3,592	2,411	3,466	8.6%	(12.0)%	5,856	6,319	(7.3)%
Total commercial banking	20,359	16,008	18,480	16,738	17,129	27.2%	18.9%	36,367	33,471	8.7%
Consumer banking:
Card	6,067	5,796	5,953	5,941	5,733	4.7%	5.8%	11,863	11,611	2.2%
Overdraft	3,881	3,772	3,896	3,474	2,750	2.9%	41.1%	7,653	5,474	39.8%
Other consumer banking	2,524	2,106	2,280	2,386	2,377	19.8%	6.2%	4,630	4,529	2.2%
Total consumer banking	12,472	11,674	12,129	11,801	10,860	6.8%	14.8%	24,146	21,614	11.7%
Wealth management	18,274	19,428	18,285	18,532	17,634	(5.9)%	3.6%	37,702	34,981	7.8%
Mortgage banking	3,768	4,576	7,243	9,535	2,838	(17.7)%	32.8%	8,344	16,798	(50.3)%
Other	3,510	3,551	7,739	5,971	3,393	(1.2)%	3.4%	7,061	6,912	2.2%
Non-interest income before investment securities gains	58,383	55,237	63,876	62,577	51,854	5.7%	12.6%	113,620	113,776	(0.1)%
Investment securities gains, net	8	19	5	—	36	(57.9)%	(77.8)%	27	33,511	(99.9)%
Total Non-Interest Income	58,391	55,256	63,881	62,577	51,890	5.7%	12.5%	113,647	147,287	(22.8)%
Non-Interest Expense:
Salaries and employee benefits	85,404	84,464	85,506	82,679	78,367	1.1%	9.0%	169,868	160,953	5.5%
Data processing and software	14,685	14,315	14,612	14,335	13,932	2.6%	5.4%	29,000	27,493	5.5%
Net occupancy	13,587	14,522	14,366	12,957	12,494	(6.4)%	8.7%	28,109	26,476	6.2%
Other outside services	8,764	8,167	9,637	7,889	8,178	7.3%	7.2%	16,931	16,668	1.6%
Equipment	3,422	3,423	3,539	3,416	3,424	—%	(0.1)%	6,845	6,852	(0.1)%
FDIC insurance	2,961	3,209	3,032	2,727	2,282	(7.7)%	29.8%	6,170	4,906	25.8%
Professional fees	2,013	1,792	1,946	2,271	2,651	12.3%	(24.1)%	3,805	5,430	(29.9)%
Marketing	1,326	1,320	1,477	1,448	1,348	0.5%	(1.6)%	2,646	2,350	12.6%
Intangible amortization	177	176	146	150	178	0.6%	(0.6)%	353	293	20.5%
Debt extinguishment	—	—	674	—	412	N/M	N/M	—	32,575	(100.0)%
Merger-related expenses	1,027	401	—	—	—	N/M	N/M	1,428	—	N/M
Other	16,364	14,189	19,084	16,724	17,565	15.3%	(6.8)%	30,553	35,219	(13.2)%
Total Non-Interest Expense	149,730	145,978	154,019	144,596	140,831	2.6%	6.3%	295,708	319,215	(7.4)%
Income Before Income Taxes	85,992	77,538	80,475	89,851	76,958	10.9%	11.7%	163,530	163,919	(0.2)%
Income tax expense	16,003	13,250	18,588	14,268	11,994	20.8%	33.4%	29,253	25,892	13.0%
Net Income	69,989	64,288	61,887	75,583	64,964	8.9%	7.7%	134,277	138,027	(2.7)%
Preferred stock dividends	(2,562)	(2,562)	(2,562)	(2,562)	(2,562)	—%	—%	(5,124)	(5,153)	0.6%
Net Income Available to Common Shareholders	$67,427	$61,726	$59,325	$73,021	$62,402	9.2%	8.1%	$129,153	$132,874	(2.8)%

	Three Months Ended					% Change from		Six Months Ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	June 30	June 30
	2022	2022	2021	2021	2021	2022	2021	2022	2021	% Change
PER SHARE:
Net income available to common shareholders:
Basic	$0.42	$0.38	$0.37	$0.45	$0.38	10.5%	10.5%	$0.80	$0.81	(1.2)%
Diluted	$0.42	$0.38	$0.37	$0.45	$0.38	10.5%	10.5%	$0.80	$0.81	(1.2)%
Cash dividends	$0.15	$0.15	$0.22	$0.14	$0.14	—%	7.1%	$0.30	$0.28	7.1%

Weighted average shares (basic)	160,920	160,588	161,210	162,506	162,785	0.2%	(1.1)%	160,755	162,614	(1.1)%
Weighted average shares (diluted)	162,075	161,991	162,355	163,456	163,858	0.1%	(1.1)%	162,015	163,738	(1.1)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three months ended
	June 30, 2022			March 31, 2022			June 30, 2021
	Average	Interest	Yield/	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net loans	$18,637,175	$165,682	3.56%	$18,383,118	$151,127	3.32%	$18,906,556	$156,525	3.32%
Taxable investment securities	3,180,159	16,931	1.68%	3,073,643	15,213	1.71%	2,630,090	13,898	1.93%
Tax-exempt investment securities	1,218,265	9,130	2.99%	1,152,709	9,038	3.13%	961,141	7,494	3.11%
Total Investment Securities	4,398,424	26,061	2.37%	4,226,352	24,251	2.29%	3,591,231	21,392	2.38%
Loans held for sale	13,260	260	7.84%	28,549	241	3.37%	31,948	199	2.49%
Other interest-earning assets	938,244	1,723	0.74%	1,258,174	671	0.22%	1,752,549	1,575	0.16%
Total Interest-Earning Assets	23,987,103	193,726	3.24%	23,896,193	176,290	2.98%	24,282,284	179,691	2.97%

Noninterest-Earning assets:
Cash and due from banks	160,240			162,320			129,927
Premises and equipment	216,798			219,932			229,047
Other assets	1,463,332			1,595,039			1,643,410
Less: ACL - loans(2)	(249,041)			(251,022)			(267,126)
Total Assets	$25,578,432			$25,622,462			$26,017,542

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-Bearing liabilities:
Demand deposits	$5,597,975	$797	0.06%	$5,664,987	$728	0.05%	$5,979,855	$932	0.06%
Savings deposits	6,425,634	1,125	0.07%	6,436,548	1,021	0.06%	6,280,629	1,363	0.09%
Brokered deposits	244,200	619	1.02%	250,350	216	0.35%	297,815	253	0.34%
Time deposits	1,608,286	3,255	0.81%	1,697,063	3,640	0.87%	2,003,606	5,434	1.09%
Total Interest-Bearing Deposits	13,876,095	5,796	0.17%	14,048,948	5,605	0.16%	14,561,905	7,982	0.22%

Short-term borrowings	446,838	190	0.17%	423,949	121	0.12%	514,025	137	0.11%
Long-term borrowings	556,992	5,482	3.94%	609,866	5,966	3.91%	626,795	6,155	3.93%
Total Interest-Bearing Liabilities	14,879,925	11,468	0.31%	15,082,763	11,692	0.31%	15,702,725	14,274	0.36%

Noninterest-Bearing liabilities:
Demand deposits	7,647,618			7,431,235			7,203,696
Other	519,543			419,630			441,708
Total Liabilities	23,047,086			22,933,628			23,348,129
Total Deposits/Cost of Deposits	21,523,713		0.11%	21,480,183		0.11%	21,765,601		0.15%
Total interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,527,543		0.20%	22,513,998		0.21%	22,906,421		0.25%

Shareholders' equity	2,531,346			2,688,834			2,669,413
Total Liabilities and Shareholders' Equity	$25,578,432			$25,622,462			$26,017,542

Net interest income/net interest margin (fully taxable equivalent)		182,258	3.04%		164,598	2.78%		165,417	2.73%
Tax equivalent adjustment		(3,427)			(3,288)			(3,018)
Net Interest Income		$178,831			$161,310			$162,399

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands
	Three months ended					% Change from
	June 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Jun 30
	2022	2022	2021	2021	2021	2022	2021
Loans, by type:
Real estate - commercial mortgage	$7,340,417	$7,294,914	$7,157,906	$7,134,177	$7,177,622	0.6%	2.3%
Commercial and industrial	4,040,587	3,986,900	3,898,559	3,878,767	3,920,771	1.3%	3.1%
Real estate - residential mortgage	4,052,666	3,887,428	3,773,156	3,642,822	3,396,690	4.3%	19.3%
Real estate - home equity	1,118,494	1,106,319	1,122,042	1,128,076	1,139,558	1.1%	(1.8)%
Real estate - construction	1,188,932	1,137,649	1,117,592	1,085,846	1,054,469	4.5%	12.8%
Consumer	485,095	471,129	462,346	452,844	451,486	3.0%	7.4%
Equipment lease financing	253,659	236,388	238,349	247,776	256,248	7.3%	(1.0)%
Other(1)	42,476	36,277	15,558	(6,773)	(14,677)	17.1%	N/M
Net loans before PPP	18,522,326	18,157,004	17,785,508	17,563,535	17,382,167	2.0%	6.6%
PPP	114,849	226,114	435,042	850,618	1,524,389	(49.2)%	(92.5)%
Total Net Loans	$18,637,175	$18,383,118	$18,220,550	$18,414,153	$18,906,556	1.4%	(1.4)%

Deposits, by type:
Noninterest-bearing demand	$7,647,618	$7,431,235	$7,516,656	$7,439,644	$7,203,696	2.9%	6.2%
Interest-bearing demand	5,597,975	5,664,987	5,933,780	6,168,908	5,979,855	(1.2)%	(6.4)%
Savings	6,425,634	6,436,548	6,413,638	6,392,537	6,280,629	(0.2)%	2.3%
Total demand and savings	19,671,227	19,532,770	19,864,074	20,001,089	19,464,180	0.7%	1.1%
Brokered	244,200	250,350	256,192	270,168	297,815	(2.5)%	(18.0)%
Time	1,608,286	1,697,063	1,756,672	1,852,223	2,003,606	(5.2)%	(19.7)%
Total Deposits	$21,523,713	$21,480,183	$21,876,938	$22,123,480	$21,765,601	0.2%	(1.1)%

Short-term borrowings, by type:
Customer funding	$443,970	$423,949	$474,022	$494,811	$514,025	4.7%	(13.6)%
Federal funds purchased	2,857	—	—	—	—	N/M	N/M
Short-term FHLB advances and other borrowings	11	—	—	—	—	N/M	N/M
Total Short-Term borrowings	$446,838	$423,949	$474,022	$494,811	$514,025	5.4%	(13.1)%

(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six months ended June 30
	2022			2021
	Average	Interest	Yield/	Average	Interest	Yield/
	Balance	(1)	Rate	Balance	(1)	Rate
ASSETS

Interest-earning assets:
Net loans	$18,510,845	$316,809	3.44%	$18,943,367	$321,987	3.42%
Taxable investment securities	3,127,199	32,144	1.69%	2,534,821	27,588	2.00%
Tax-exempt investment securities	1,185,668	18,168	3.06%	936,531	14,651	3.12%
Equity securities	—	—	—%	—	—	—%
Total Investment Securities	4,312,867	50,312	2.33%	3,471,352	42,239	2.43%
Loans held for sale	20,862	501	4.80%	42,647	671	3.14%
Other interest-earning assets	1,097,326	2,394	0.44%	1,825,966	2,711	0.19%
Total Interest-Earning Assets	23,941,900	370,016	3.11%	24,283,332	367,607	3.05%

Noninterest-Earning assets:
Cash and due from banks	161,274			125,081
Premises and equipment	218,357			229,843
Other assets	1,528,820			1,685,708
Less: ACL - loans(2)	(250,026)			(273,965)
Total Assets	$25,600,325			$26,049,999

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-Bearing liabilities:
Demand deposits	$5,631,296	$1,525	0.06%	$5,906,423	$2,092	0.07%
Savings deposits	6,431,060	2,146	0.07%	6,209,253	2,890	0.09%
Brokered deposits	247,258	835	0.68%	311,016	647	0.42%
Time deposits	1,652,430	6,895	0.84%	2,076,681	11,955	1.16%
Total Interest-Bearing Deposits	13,962,044	11,401	0.16%	14,503,373	17,584	0.24%

Short-term borrowings	435,457	311	0.14%	542,243	325	0.12%
Long-term borrowings	583,283	11,447	3.92%	947,203	16,853	3.56%
Total Interest-Bearing Liabilities	14,980,784	23,159	0.31%	15,992,819	34,762	0.44%

Noninterest-Bearing liabilities:
Demand deposits	7,540,025			6,939,731
Other	469,861			464,104
Total Liabilities	22,990,670			23,396,654
Total Deposits/Cost of Deposits	21,502,069		0.11%	21,443,104		0.17%
Total interest-bearing liabilities and non-interest bearing deposits ("Cost of Funds")	22,520,809		0.21%	22,932,550		0.30%

Shareholders' equity	2,609,655			2,653,345
Total Liabilities and Shareholders' Equity	$25,600,325			$26,049,999

Net interest income/net interest margin (fully taxable equivalent)		346,857	2.91%		332,845	2.76%
Tax equivalent adjustment		(6,716)			(5,998)
Net Interest Income		$340,141			$326,847

(1) Presented on a fully taxable-equivalent basis using a 21% federal tax rate and statutory interest expense disallowances.
(2) "ACL - loans" relates to the ACL specifically on "Net Loans" and does not include the ACL related to OBS credit exposures.

FULTON FINANCIAL CORPORATION
AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL (UNAUDITED):
dollars in thousands

	Six months ended June 30
	2022	2021	% Change
Loans, by type:
Real estate - commercial mortgage	$7,318,422	$7,153,444	2.3%
Commercial and industrial	4,015,709	3,976,758	1.0%
Real estate - residential mortgage	3,970,877	3,290,726	20.7%
Real estate - home equity	1,125,257	1,157,289	(2.8)%
Real estate - construction	1,164,785	1,054,593	10.4%
Consumer	461,159	455,241	1.3%
Equipment lease financing	245,071	261,300	(6.2)%
Other(1)	39,391	(12,081)	N/M
Net loans before PPP	18,340,671	17,337,270	5.8%
PPP	170,174	1,606,097	(89.4)%
Total Net Loans	$18,510,845	$18,943,367	(2.3)%

Deposits, by type:
Noninterest-bearing demand	$7,540,025	$6,939,731	8.7%
Interest-bearing demand	5,631,296	5,906,423	(4.7)%
Savings	6,431,060	6,209,253	3.6%
Total demand and savings	19,602,381	19,055,407	2.9%
Brokered	247,258	311,016	(20.5)%
Time	1,652,430	2,076,681	(20.4)%
Total Deposits	$21,502,069	$21,443,104	0.3%

Short-term borrowings, by type:
Customer funding	434,015	542,243	(20.0)%
Federal funds purchased	1,436	—	N/M
Short-term FHLB advances and other borrowings	6	—	N/M
Total Short-Term Borrowings	$435,457	$542,243	(19.7)%

N/M - Not meaningful
(1) Consists of overdrafts and net origination fees and costs.

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three months ended					Six Month Ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30	June 30	June 30
	2022	2022	2021	2021	2021	2022	2021
Allowance for credit losses related to net loans:
Balance at beginning of period	$243,705	$249,001	$256,727	$255,032	$265,986	$249,001	$277,567

Loans charged off:
Commercial and industrial	(201)	(227)	(9,417)	(647)	(954)	(428)	(5,273)
Real estate - commercial mortgage	—	(152)	(369)	(14)	(6,506)	(152)	(8,343)
Consumer and home equity	(877)	(1,052)	(828)	(504)	(1,130)	(1,929)	(1,977)
Real estate - residential mortgage	(66)	—	—	(602)	(496)	(66)	(688)
Real estate - construction	—	—	—	—	—	—	(39)
Equipment lease financing and other	(474)	(469)	(380)	(467)	(436)	(943)	(1,404)
Total loans charged off	(1,618)	(1,900)	(10,994)	(2,234)	(9,522)	(3,518)	(17,724)
Recoveries of loans previously charged off:
Commercial and industrial	739	1,980	5,795	2,330	693	2,719	1,462
Real estate - commercial mortgage	3,536	112	1,007	564	729	3,648	903
Consumer and home equity	762	454	767	504	634	1,216	1,074
Real estate - residential mortgage	92	222	89	86	105	314	200
Real estate - construction	12	32	77	697	254	44	638
Equipment lease financing and other	226	154	283	358	153	380	312
Recoveries of loans previously charged off	5,367	2,954	8,018	4,539	2,568	8,321	4,589
Net loans recovered (charged off)	3,749	1,054	(2,976)	2,305	(6,954)	4,803	(13,135)
Provision for credit losses	1,110	(6,350)	(4,750)	(610)	(4,000)	(5,240)	(9,400)
Balance at end of period	$248,564	$243,705	$249,001	$256,727	$255,032	$248,564	$255,032
Net (recoveries) charge offs to average loans (annualized)	(0.08)%	(0.02)%	0.07%	(0.05)%	0.15%	(0.05)%	0.14%

Allowance credit losses related to OBS Credit Exposures(1)
Balance at beginning of period	$13,933	$14,533	$14,783	$14,773	$14,273
Provision for credit losses	390	(600)	(250)	10	500
Balance at end of period	$14,323	$13,933	$14,533	$14,783	$14,773

NON-PERFORMING ASSETS:
Non-accrual loans	$162,530	$136,799	$143,666	$138,833	$147,864
Loans 90 days past due and accruing	11,016	24,182	8,453	11,389	5,865
Total non-performing loans	173,546	160,981	152,119	150,222	153,729
Other real estate owned	4,786	2,014	1,817	1,896	2,779
Total non-performing assets	$178,332	$162,995	$153,936	$152,118	$156,508

NON-PERFORMING LOANS, BY TYPE:
Commercial and industrial	$44,713	$30,193	$30,629	$32,697	$33,522
Real estate - commercial mortgage	59,940	64,190	54,044	52,100	53,693
Real estate - residential mortgage	42,922	39,308	39,399	37,077	38,185
Consumer and home equity	10,552	11,465	11,505	11,509	11,408
Real estate - construction	1,357	672	901	965	1,016
Equipment lease financing and other	14,062	15,153	15,641	15,874	15,905
Total non-performing loans	$173,546	$160,981	$152,119	$150,222	$153,729

(1) The allowance for credit losses related to OBS Credit Exposures is presented in "other liabilities" on the consolidated balance sheets.

FULTON FINANCIAL CORPORATION
RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:	This press release contains supplemental financial information, as detailed below, that has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:
	Three months ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30
	2022	2022	2021	2021	2021
Common shareholders' equity (tangible), per share
Shareholders' equity	$2,471,093	$2,569,535	$2,712,680	$2,699,818	$2,692,958
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(537,700)	(537,877)	(538,053)	(536,697)	(536,847)
Tangible common shareholders' equity (numerator)	$1,740,515	$1,838,780	$1,981,749	$1,970,243	$1,963,233

Shares outstanding, end of period (denominator)	161,057	160,669	160,490	161,429	162,988

Common shareholders' equity (tangible), per share	$10.81	$11.44	$12.35	$12.21	$12.05

Return on average assets, excluding merger-related expenses
Net income	$69,989	$64,288	$61,887	$75,583	$64,964
Plus: Merger-related expenses, net of tax	811	317	—	—	—
Net income (numerator)	$70,800	$64,605	$61,887	$75,583	$64,964

Total average assets (denominator)	$25,578,432	$25,622,462	$26,136,536	$26,440,876	$26,017,542

Return on average assets, excluding merger-related expenses, annualized	1.11%	1.02%	0.94%	1.13%	1.00%

Return on average common shareholders' equity (tangible)
Net income available to common shareholders	$67,427	$61,726	$59,325	$73,021	$62,402
Plus: Merger-related expenses, net of tax	811	317	—	—	—
Plus: Intangible amortization, net of tax	140	138	114	118	140
Net income available to common shareholders (numerator)	$68,378	$62,181	$59,439	$73,139	$62,542

Average shareholders' equity	$2,531,346	$2,688,834	$2,713,198	$2,722,833	$2,669,413
Less: Average preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Average goodwill and intangible assets	(537,786)	(537,976)	(536,638)	(536,772)	(536,470)
Average tangible common shareholders' equity (denominator)	$1,800,682	$1,957,980	$1,983,682	$1,993,183	$1,940,065

Return on average common shareholders' equity (tangible), annualized	15.23%	12.88%	11.89%	14.56%	12.93%

Tangible common equity to tangible assets (TCE Ratio)
Shareholders' equity	$2,471,093	$2,569,535	$2,712,680	$2,699,818	$2,692,958
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Goodwill and intangible assets	(537,700)	(537,877)	(538,053)	(536,697)	(536,847)
Tangible common shareholders' equity (numerator)	$1,740,515	$1,838,780	$1,981,749	$1,970,243	$1,963,233

Total assets	$25,252,686	$25,598,310	$25,796,398	$26,390,832	$26,079,774
Less: Goodwill and intangible assets	(537,700)	(537,877)	(538,053)	(536,697)	(536,847)
Total tangible assets (denominator)	$24,714,986	$25,060,433	$25,258,345	$25,854,135	$25,542,927

Tangible common equity to tangible assets	7.04%	7.34%	7.85%	7.62%	7.69%

	Three months ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30
	2022	2022	2021	2021	2021
Tangible common equity to tangible assets (TCE Ratio) excluding AOCI
Shareholders' equity	$2,471,093	$2,569,535	$2,712,680	$2,699,818	$2,692,958
Less: Preferred stock	(192,878)	(192,878)	(192,878)	(192,878)	(192,878)
Less: Accumulated other comprehensive income (loss)	(304,210)	(158,855)	27,411	25,615	47,201
Less: Goodwill and intangible assets	(537,700)	(537,877)	(538,053)	(536,697)	(536,847)
Tangible common shareholders' equity (numerator)	$2,044,725	$1,997,635	$1,954,338	$1,944,628	$1,916,032

Total assets	$25,252,686	$25,598,310	$25,796,398	$26,390,832	$26,079,774
Less: Goodwill and intangible assets	(537,700)	(537,877)	(538,053)	(536,697)	(536,847)
Plus: AOCI - unrealized losses/(gains) on AFS investments securities	249,424	112,965	(40,444)	(41,787)	(62,772)
Total tangible assets (denominator)	$24,964,410	$25,173,398	$25,217,901	$25,812,348	$25,480,155

Tangible common equity to tangible assets, excluding AOCI	8.19%	7.94%	7.75%	7.53%	7.52%

Efficiency ratio
Non-interest expense	$149,730	$145,978	$154,019	$144,596	$140,831
Less: Amortization of tax credit investments	(696)	(696)	(1,547)	(1,546)	(1,563)
Less: Merger-related expenses	(1,027)	(401)	—	—	—
Less: Intangible amortization	(177)	(176)	(146)	(150)	(178)
Less: Debt extinguishment costs	—	—	(674)	—	(412)
Non-interest expense (numerator)	$147,830	$144,705	$151,652	$142,900	$138,678

Net interest income	$178,831	$161,310	$165,613	$171,270	$162,399
Tax equivalent adjustment	3,427	3,288	3,184	3,114	3,018
Plus: Total non-interest income	58,391	55,256	63,881	62,577	51,890
Less: Investment securities gains, net	(8)	(19)	(5)	—	(36)
Total revenue (denominator)	$240,641	$219,835	$232,673	$236,961	$217,271

Efficiency ratio	61.4%	65.8%	65.2%	60.3%	63.8%

Non-interest expenses to total average assets (annualized)
Non-interest expense	$149,730	$145,978	$154,019	$144,596	$140,831
Less: Amortization of tax credit investments	(696)	(696)	(1,547)	(1,546)	(1,563)
Less: Intangible amortization	(177)	(176)	(146)	(150)	(178)
Less: Merger-related expenses	(1,027)	(401)	—	—	—
Less: Debt extinguishment costs	—	—	(674)	—	(412)
Non-interest expense (numerator)	$147,830	$144,705	$151,652	$142,900	$138,678

Total average assets (denominator)	$25,578,432	$25,622,462	$26,136,536	$26,440,876	$26,017,542

Non-interest expenses to total average assets, (annualized)	2.32%	2.29%	2.30%	2.14%	2.14%

Asset Quality, excluding PPP
Net loans recovered (charged-off) (numerator)	$3,749	$1,054	$(2,976)	$2,305	$(6,954)

Average net loans	$18,637,175	$18,383,118	$18,220,550	$18,414,153	$18,906,556
Less: Average PPP loans	(114,849)	(226,114)	(435,042)	(850,618)	(1,524,389)
Total adjusted average loans (denominator)	$18,522,326	$18,157,004	$17,785,508	$17,563,535	$17,382,167

Net charge-offs (recoveries) to adjusted average loans (annualized)	(0.08)%	(0.02)%	0.07%	(0.05)%	0.16%

Non-performing loans (numerator)	$173,546	$160,981	$152,119	$150,222	$153,729

Net loans	$18,920,950	$18,476,119	$18,325,350	$18,269,407	$18,586,756
Less: PPP loans	(72,423)	(164,277)	(301,253)	(590,447)	(1,114,401)
Total adjusted loans (denominator)	$18,848,527	$18,311,842	$18,024,097	$17,678,960	$17,472,355

Non-performing loans to total adjusted loans	0.92%	0.88%	0.84%	0.85%	0.88%

	Three months ended
	June 30	Mar 31	Dec 31	Sep 30	Jun 30
	2022	2022	2021	2021	2021

ACL - loans (numerator)	$248,564	$243,705	$249,001	$256,727	$255,032

Net loans	$18,920,950	$18,476,119	$18,325,350	$18,269,407	$18,586,756
Less: PPP loans	(72,423)	(164,277)	(301,253)	(590,447)	(1,114,401)
Total adjusted loans (denominator)	$18,848,527	$18,311,842	$18,024,097	$17,678,960	$17,472,355

ACL - loans to total adjusted loans	1.32%	1.33%	1.38%	1.45%	1.46%

Pre-provision net revenue
Net interest income	$178,831	$161,310	$165,613	$171,270	$162,399
Non-interest income	58,391	55,256	63,881	62,577	51,890
Less: Investment securities gains, net	(8)	(19)	(5)	—	(36)
Total revenue	$237,214	$216,547	$229,489	$233,847	$214,253

Non-interest expense	$149,730	$145,978	$154,019	$144,596	$140,831
Less: Amortization on tax credit investments	(696)	(696)	(1,547)	(1,546)	(1,563)
Less: Merger-related expenses	(1,027)	(401)	—	—	—
Less: Intangible amortization	(177)	(176)	(146)	(150)	(178)
Less: Debt extinguishment	—	—	(674)	—	(412)
Total non-interest expense	$147,830	$144,705	$151,652	$142,900	$138,678

Pre-provision net revenue	$89,384	$71,842	$77,837	$90,947	$75,575

Note: numbers may not sum due to rounding.